UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2010

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

1675 East Prater Way, #102 Sparks, Nevada (Address of Principal Executive Offices)	89434 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01  Completion of Acquisition or Disposition of Assets

On August 4, 2010, Golden Phoenix Minerals, Inc. (the “Company”) executed a block sale of 7,042,275 shares of common stock of Scorpio Gold Corporation (“Scorpio”), which constitutes one hundred percent (100%) of its holdings of Scorpio stock (the “Sale”).  As previously disclosed in the Company’s Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on March 16, 2010 (the “Prior Report”), the Company closed a joint venture transaction with Scorpio, whereby the Company sold Scorpio a 70% interest in its Mineral Ridge property in exchange for a combination of cash and shares of Scorpio common stock.  The information set forth in the Prior Report is herein incorporated in its entirety.  Scorpio’s common stock trades on the TSX Venture Exchange under the symbol “SGN.”  The Sale was executed in a market transaction at a sales price of Cdn $0.52 per share, resulting in gross proceeds to the Company of Cdn $3,661,983, which translates to gross proceeds of approximately US $3,580,081, based on published exchanged rates as of the date of the Sale.  The Company continues to retain its current thirty percent (30%) membership interest in Mineral Ridge Gold, LLC, the joint venture entity that owns and operates the Mineral Ridge property with Scorpio.

SECTION 7 – REGULATION FD

Item 7.01  Regulation FD Disclosure

On August 9, 2010, the Company issued a Press Release entitled, “Golden Phoenix Executes Block Sale of 7,042,275 Shares of Scorpio Gold Common Stock,” announcing the Sale.

Further, on August 9, 2010, the Company issued a Press Release entitled, “Golden Phoenix Unveils Royalty Mining Growth Strategy On Company's New Web Site,” announcing the Company’s newly updated web site and strategic business plan, available at www.golden-phoenix.com.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1 99.2
Press Release, dated August 9, 2010, entitled “Golden Phoenix Executes Block Sale of 7,042,275 Shares of Scorpio Gold Common Stock.”

Press Release, dated August 9, 2010, entitled, “Golden Phoenix Unveils Royalty Mining Growth Strategy On Company's New Web Site.”

    The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

    Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

Dated:   August 9, 2010                                                        By:     /s/ Robert P. Martin
Robert P. Martin
President